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[LETTERHEAD]

                                        June 22, 1998


State Farm Life and Accident Assurance Company
One State Farm Plaza
Bloomington, Illinois 61710-0001

          RE:  STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
               VARIABLE ANNUITY SEPARATE ACCOUNT
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Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the initial Form N-4 registration statement for State Farm Life and Accident Assurance Company Variable Annuity Separate Account. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                        Very truly yours,

                                        SUTHERLAND, ASBILL & BRENNAN LLP


                                        By:  /s/ Stephen E. Roth
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                                             Stephen E. Roth